UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 30, 2010

REGENCY CENTERS CORPORATION REGENCY CENTERS, L.P.

(Exact name of registrant as specified in its charter)

Florida (Regency Centers Corporation)	1-12298 (Regency Centers Corporation)	59-3191743 (Regency Centers Corporation)

Delaware (Regency Centers, L.P.)	0-24763 (Regency Centers, L.P.)	59-3429602 (Regency Centers, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Independent Drive, Suite 114 Jacksonville, Florida		32202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code: (904)-598-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01:	Other Events.

On September 30, 2010, Regency Centers Corporation issued a press release announcing that its operating partnership, Regency Centers, L.P., had commenced a cash tender offer (the “Tender Offer”) to purchase up to $100 million of its notes set forth below (collectively, the “Notes”):

Title of Notes, CUSIP No.	Principal Amount Outstanding	Purchase Price(1)
6.75% Notes due 2012	$250,000,000	$1,041.25
CUSIP No. 75884R AK9

7.95% Notes due 2011	$173,486,000	$990.50
CUSIP No. 75884R AH6

(1)   Per $1,000 principal amount of Notes accepted or purchase.

The terms of the Tender Offer includes (1) consideration payable of $1,041.25 per $1,000 principal amount of the 6.75% Notes due 2012 (the “6.75% Notes”) that are validly tendered and accepted for purchase, plus accrued and unpaid interest to, but not including, the payment date for the Notes purchased in the Tender Offer and (2) consideration payable of $990.50 per $1,000 principal amount of the 7.95% Notes due 2011 (the “7.95% Notes”) that are validly tendered and accepted for purchase, plus accrued and unpaid interest to, but not including, the payment date for the Notes purchased in the Tender Offer. Holders of the 6.75% Notes and 7.95% Notes may also receive an early tender premium of $25.00 per $1,000 principal amount of notes validly tendered and not withdrawn prior to 5:00 p.m., New York City time, on October 14, 2010 (such time, as it may be extended or earlier terminated, the “Early Tender Time”) and accepted for purchase. The Tender Offer will expire at 11:59 p.m., New York City time, on Thursday, October 28, 2010, unless such Offer is extended or earlier terminated (such time, as it may be extended or earlier terminated, the “Expiration Time”). The Payment Date is expected to be Friday, October 29, 2010, the first business day following the Expiration Time. Any tendered Notes may be withdrawn prior to, but not after, the Early Tender Time and withdrawn Notes may be re-tendered by a holder at any time prior to the Early Tender Time. Regency Centers, L.P. expects to purchase the Notes using a portion of the proceeds from its offering of its notes that is scheduled to close on October 7, 2010.

A copy of the press release issued by Regency Centers Corporation on September 30, 2010 is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibit

Exhibit 99.1	Press release issued by Regency Centers Corporation on September 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY CENTERS CORPORATION and REGENCY CENTERS, L.P.
(registrant)

Date: September 30, 2010	By:	/s/ J. Christian Leavitt
J. Christian Leavitt, Senior Vice President,
Finance and Principal Accounting Officer

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